UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 6, 2019

NATIONAL GENERAL HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36311	27-1046208
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

59 Maiden Lane, 38th Floor
New York, New York 10038
(Address of principal executive offices) (zip code)
(212) 380-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NGHC	The Nasdaq Stock Market LLC
7.50% Non-Cumulative Preferred Stock, Series A	NGHCP	The Nasdaq Stock Market LLC
Depositary Shares, each Representing 1/40th of a Share of 7.50% Non-Cumulative Preferred Stock, Series B	NGHCO	The Nasdaq Stock Market LLC
Depositary Shares, each Representing 1/40th of a Share of 7.50% Non-Cumulative Preferred Stock, Series C	NGHCN	The Nasdaq Stock Market LLC
7.625% Subordinated Notes due 2055	NGHCZ	The Nasdaq Stock Market LLC

Item 2.02	Results of Operations and Financial Condition

On May 6, 2019, National General Holdings Corp. (the “Company”) issued a press release announcing its results of operations for the quarter ended March 31, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release is furnished and not filed pursuant to instruction B.2 of Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2019, as described below, the Company's shareholders approved the Company's 2019 Omnibus Incentive Plan (the “Plan”). The Plan governs the awards and payment of cash and equity awards to the Company's employees and non-employee directors. The Plan permits the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance share units and other awards. The Plan is designed to enhance the Company’s ability to attract, retain and motivate key executives and employees eligible for awards under the Plan, which supports the Company’s objectives of increasing shareholder value and the success of the Company, and aligns the interests of the Company's employees and non-employee directors with those of the Company's shareholders.

A description of the material terms of the Plan was included in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 21, 2019. In addition, the foregoing description of the Plan is qualified in its entirety by reference to the full text of such plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Board of Directors of the Company also approved forms of equity award agreements for use under the Plan. The forms of the non-qualified stock option agreement and restricted share unit agreement are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its 2019 Annual Meeting of Shareholders on May 6, 2019. The certified results of the matters voted upon at the meeting, which are more fully described in the Company's proxy statement, are as follows:

Description of Matters Submitted	For	Withheld	Broker Non-Vote
1. Election of Directors:

Donald T. DeCarlo	97,222,792	9,133,521	1,704,939
Patrick Fallon	106,003,601	352,712	1,704,939
Barry Karfunkel	102,188,740	4,167,573	1,704,939
Robert Karfunkel	103,472,800	2,883,513	1,704,939
John Marshaleck	100,526,662	5,829,651	1,704,939
John Nichols	106,003,717	352,596	1,704,939
Barbara Paris	105,997,904	358,409	1,704,939
Barry Zyskind	99,964,361	6,391,952	1,704,939

	For	Against	Abstain
2. Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the year ended December 31, 2019	108,038,231	22,038	983

	For	Against	Abstain	Broker Non-Vote
3. Approval of the NGHC 2019 Omnibus Incentive Plan	103,851,301	2,503,097	1,915	1,704,939

Item 9.01	Financial Statements And Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	National General Holdings Corp. 2019 Omnibus Incentive Plan
10.2	Form of Non-Qualified Stock Option Agreement under the NGHC 2019 Omnibus Incentive Plan
10.3	Form of Restricted Share Unit Agreement under the NGHC 2019 Omnibus Incentive Plan
99.1	Press Release dated May 6, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL GENERAL HOLDINGS CORP.

Date: May 6, 2019	By:	/s/ Jeffrey Weissmann
Jeffrey Weissmann
General Counsel and Secretary